Monthly Certificateholder's Statement
Saks Credit Card Master Trust
Series 2001-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"),as supplemented by the Series 2001-2 Supplement, dated as of July 17, 2001 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 2001-2 is set forth below:

	Date of the Certificate	September 10, 2003
	Monthly Period ending	August 31, 2003
	Determination Date	September 10, 2003
	Distribution Date	September 15, 2003

	General

101	Amortization Period			No	101
102	Early Amortization Period			No	102
103	Class A Investor Amount paid in full			No	103
104	Class B Investor Amount paid in full			No	104
105	Collateral Interest Amount paid in full			No	105
106	HFC is the Servicer			Yes	106

	Investor Amount
		As of the end of the prior Monthly Period		as of the end of the relevant Monthly Period
107	Series 2001-2 Investor Amount	$450,000,000.00	107(a)	$450,000,000.00	107(b)
108	Class A Investor Amount	$333,000,000.00	108(a)	$333,000,000.00	108(b)
109	Class B Investor Amount	$36,000,000.00	109(a)	$ 36,000,000.00	109(b)
110	Class C Investor Amount	$65,250,000.00	110(a)	$ 65,250,000.00	110(b)
111	Class D Investor Amount	$15,750,000.00	111(a)	$15,750,000.00	111(b)

112	Series 2001-2 Adjusted Investor Amount	$450,000,000.00	112(a)	$450,000,000.00	112(b)
113	Class A Adjusted Investor Amount	$333,000,000.00	113(a)	$333,000,000.00	113(b)
114	Principal Account Balance with respect to Class A	$-	114(a)	$ -	114(b)
115	Class B Adjusted Investor Amount	$36,000,000.00	115(a)	$36,000,000.00	115(b)
116	Principal Account Balance with respect to Class B	$-	116(a)	$ -	116(b)
117	Class C Adjusted Investor Amount	$65,250,000.00	117(a)	$65,250,000.00	117(b)
118	Principal Account Balance with respect to Class C	$-	118(a)	$ -	118(b)
119	Class D Investor Amount	$ 15,750,000.00	119(a)	$15,750,000.00	119(b)

				For the relevant Monthly Period
120	Series 2001-2 average Adjusted Investor Amount			$450,000,000.00	120
121	Class A average Adjusted Investor Amount			$333,000,000.00	121
122	Class B average Adjusted Investor Amount			$36,000,000.00	122
123	Class C average Adjusted Investor Amount			$65,250,000.00	123
124	Class D average Investor Amount			$15,750,000.00	124

125	Class A Certificate Rate (Libor + 24bp)			1.35000%	125
126	Class B Certificate Rate (Libor + 65bp)			1.76000%	126
127	Class C Certificate Rate (Libor + 150bp)			2.61000%	127

		for the relevant Monthly Period		as of the end of the relevant Monthly Period
128	Series 2001-2 Investor Percentage with respect to Finance Charge Receivables	44.20%	128(a)	43.50%	128(b)
129	Class A	32.71%	129(a)	32.19%	129(b)
130	Class B	3.54%	130(a)	3.48%	130(b)
131	Class C	6.41%	131(a)	6.31%	131(b)
132	Class D	1.55%	132(a)	1.52%	132(b)

133	Series 2001-2 Investor Percentage with respect to Principal Receivables	44.20%	133(a)	43.50%	133(b)
134	Class A	32.71%	134(a)	32.19%	134(b)
135	Class B	3.54%	135(a)	3.48%	135(b)
136	Class C	6.41%	136(a)	6.31%	136(b)
137	Class D	1.55%	137(a)	1.52%	137(b)

138	Series 2001-2 Investor Percentage with respect to Allocable Amounts	44.20%	138(a)	43.50%	138(b)
139	Class A	32.71%	139(a)	32.19%	139(b)
140	Class B	3.54%	140(a)	3.48%	140(b)
141	Class C	6.41%	141(a)	6.31%	141(b)
142	Class D	1.55%	142(a)	1.52%	142(b)

	Series 2001-2 Investor Distributions

143	The sum of the daily allocations of collections of Principal Receivables for the relevant Monthly Period			$ -	143
144	Class A distribution of collections of Principal Receivables per $1,000 of original principal amount			$ -	144
145	Class B distribution of collections of Principal Receivables per $1,000 of original principal amount			$ -	145
146	Class C distribution of collections of Principal Receivables per $1,000 of original principal amount			$ -	146
147	Class D distribution of collections of Principal Receivables per $1,000 of original principal amount			$ -	147
147	Class A distribution attributable to interest per $1,000 of original principal amount			$1.16	147
148	Class B distribution attributable to interest per $1,000 of original principal amount			$1.52	148
149	Class C distribution attributable to interest per $1,000 of original principal amount			$ 2.25	149
150	Class D distribution attributable to interest per $1,000 of original principal amount			$ -	150
151	Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of original principal amount			$1.67	151

	Collections Allocated to Series 2001-2

152	Series allocation of collections of Principal Receivables			$94,523,878.93	152
153	Class A			$69,947,670.41	153
154	Class B			$7,561,910.31	154
155	Class C			$13,705,962.44	155
156	Class D			$3,308,335.76	156

157	Series allocation of collections of Finance Charge Receivables			$8,973,324.14	157
158	Class A (74%)			$6,640,259.86	158
159	Class B (8%)			$717,865.93	159
160	Class C (14.5%)			$1,301,132.00	160
161	Class D (3.5%)			$314,066.34	161

	Available Funds
162	Class A Available Funds			$6,640,259.86	162
163	The amount to be withdrawn from the Reserve Account to be included in Class A Available funds			$-	163
164	Principal Investment Proceeds to be included in Class A Available Funds			$-	164
165	The amount of investment earnings on amounts held in the Reserve Account to be included in Class A Available funds			$-	165

166	Class B Available Funds			$717,865.93	166
167	The amount to be withdrawn from the Reserve Account to be included in Class B Available funds			$-	167
168	Principal Investment Proceeds to be included in Class B Available Funds			$-	168

169	Class C Available Funds			$1,301,132.00	169
170	The amount to be withdrawn from the Reserve Account to be included in Collateral Interest Available Funds			$-	170
171	Principal Investment Proceeds to be included in Collateral Interest Available Funds			$-	171

172	Class D Available Funds			$314,066.34	172

	Application of Collections

	Class A
172	Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date			$387,112.50	172
173	If HFC is no longer the Servicer, an amount equal to Class A Servicing fee for the related Distribution Date			$-	173
174	Class A Allocable Amount			$1,458,540.65	174
175	An amount to be included in the Excess Spread			$4,794,606.71	175

	Class B
176	Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date			$54,560.00	176
177	If HFC is no longer the Servicer, an amount equal to Class B Servicing fee for the related Distribution Date			$ -	177
178	An amount to be included in the Excess Spread			$663,305.93	178

	Class C
179	If HFC is no longer the Servicer, an amount equal to Class C Servicing fee for the related Distribution Date			$ -	179
180	An amount to be included in the Excess Spread			$1,301,132.00	180

	Class D
181	If HFC is no longer the Servicer, an amount equal to Class D Servicing fee for the related Distribution Date			$ -	181
182	An amount to be included in the Excess Spread			$314,066.34	182

181	Available Excess Spread			$7,073,110.98	181
182	Available Shared Excess Finance Charge Collections			$ -	182
183	Total Cash Flow available for Series 2001-2 waterfall			$7,073,110.98	183

184	Fund any Class A Required Amount			$ -	184
185	Class A Investor Charge Offs which have not been previously reimbursed			$ -	185
186	Class B Required Amount to the extent attributable to line 176 and line 177			$ -	186
187	Class B Allocable Amount			$157,680.07	187
188	Excess of the Required Reserve Account Amount over the amount held in the Reserve Account			$ -	188
189	An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount			$ -	189
190	Class C Monthly Interest for the related Distribution Date, plus the amount of any Class C Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date			$146,649.38	190
191	Servicing Fee due for the relevant Monthly Period and not paid above plus any amounts previously due but not distributed to the Servicer			$750,000.00	191
192	Class C Allocable Amount			$285,795.13	192
193	Class D Allocable Amount			$68,985.03	193
194	Any unreimbursed reductions of the Class C Investor Amount , if any, due to: (i) Class C Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the Class C Investor Amount to the Class A or Class B Investor Amount			$ -	194
195	Any unreimbursed reductions of the Class D Investor Amount , if any, due to: (i) Class D Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the Class D Investor Amount to the Class A or Class B or Class C Investor Amount			$ -	195
196	Excess of the Required Spread Account Amount over the available Spread Account Amount			$ -	196
197	The aggregate of any other amounts, if any, then due to the Collateral Interest			$ -	197
198	Shared Excess Finance Charge Collections			$5,664,001.38	198

	Determination of Monthly Principal

199	Available Principal Collections held in the Collection Account			$94,523,878.93	199
200	Controlled Accumulation Amount for the Monthly Period			$-	200
201	Deficit Controlled Accumulation Amount			$-	201
202	Principal Collections deposited for the Monthly Period			$-	202

203	Class A Monthly Principal			$-	203

204	Class B Monthly Principal (only after payout of Class A or the accumulation of the Class A Investor Amount)			$-	204
205	Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A Monthly Principal			$94,523,878.93	205
206	Controlled Deposit Amount less Class A Monthly Principal			$-	206

207	Class C Monthly Principal (only after payout of Class A and Class B or the accumulation of the Class A and Class B Investor Amount)			$-	207
208	Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and Class B Monthly Principal			$94,523,878.93	208
209	Controlled Deposit Amount less Class A and Class B Monthly Principal			$-	209

210	Class D Monthly Principal (only after payout of Class A and Class B or accumulation of the Class A and Class B Investor Amount)			$-	210
211	Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B , and CTO Monthly Principal			$94,523,878.93	211
212	Controlled Deposit Amount less Class A, Class B, and Class C Monthly Principal			$-	212

	Reallocated Principal Collections

213	Reallocated Principal Collections			$ -	213
214	Class D Subordinated Principal Collections (to the extent needed to fund Required Amounts)			$ -	214
215	Class C Subordinated Principal Collections (to the extent needed to fund Required Amounts)			$ -	215
216	Class B Subordinated Principal Collections (to the extent needed to fund Required Amounts)			$ -	216

	Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
		%		Amount
217	Series 2001-2 Default Amount	44.20%	217(a)	$1,971,000.87	217(b)
218	Class A Investor Default Amount	32.71%	218(a)	$1,458,540.65	218(b)
219	Class B Investor Default Amount	3.54%	219(a)	$157,680.07	219(b)
220	Class C Investor Default Amount	6.41%	220(a)	$285,795.13	220(b)
221	Class D Investor Default Amount	1.55%	221(a)	$68,985.03	221(b)

222	Series 2001-2 Adjustment Amount			$-	222
223	Class A Adjustment Amount			$-	223
224	Class B Adjustment Amount			$-	224
225	Class C Adjustment Amount			$-	225
226	Class D Adjustment Amount			$-	226

227	Series 2001-2 Allocable Amount			$1,971,000.87	227
228	Class A Allocable Amount			$1,458,540.65	228
229	Class B Allocable Amount			$157,680.07	229
230	Class C Allocable Amount			$285,795.13	230
231	Class D Allocable Amount			$68,985.03	231

	Required Amounts

231	Class A Required Amount			$-	231
232	Class A Monthly Interest for current Distribution Date			$387,112.50	232
233	Class A Monthly Interest previously due but not paid			$-	233
234	Class A Additional Interest for prior Monthly Period or previously due but not paid			$-	234
235	Class A Allocable Amount for current Distribution Date			$1,458,540.65	235
236	Class A Servicing Fee (if HFC is no longer the Servicer)			$-	236

237	Class B Required Amount			$-	237
238	Class B Monthly Interest for current Distribution Date			$54,560.00	238
239	Class B Monthly Interest previously due but not paid			$-	239
240	Class B Additional Interest for prior Monthly Period or previously due but not paid			$-	240
241	Class B Servicing Fee (if HFC is no longer the Servicer)			$-	241
242	Excess of Class B Allocable Amount over funds available to make payments			$-	242

243	Class C Required Amount			$-	243
244	Class C Monthly Interest for current Distribution Date			$146,649.38	244
245	Class C Monthly Interest previously due but not paid			$-	245
246	Class C Additional Interest for prior Monthly Period or previously due but not paid			$-	246
247	Class C Servicing Fee (if HFC is no longer the Servicer)			$-	247
248	Excess of Class C Allocable Amount over funds available to make payments			$-	248

	Reduction of Investor Amounts

	Class A
249	Class A Investor Amount reduction			$ -	249
250	Class A Investor Charge Off			$ -	250

	Class B
251	Class B Investor Amount reduction			$ -	251
252	Class B Investor Charge Off			$ -	252
253	Reductions of the Class B Investor Amount due to Class A Allocable Amount			$ -	253
254	Reallocated Principal Collections applied to Class A			$ -	254

	Class C
255	Class C Investor Amount reduction			$ -	255
256	Class C Investor Charge Off			$ -	256
257	Reductions of the Class C Investor Amount due to Class A and Class B Allocable Amounts			$ -	257
258	Reallocated Principal Collections applied to Class A and Class B			$ -	258

	Class D
259	Class D Investor Amount reduction			$ -	259
260	Class D Investor Charge Off			$ -	260
261	Reductions of the Class D Investor Amount due to Class A, Class B, or Class C Allocable Amounts			$ -	261
262	Reallocated Principal Collections applied to Class A, Class B, and Class C			$ -	262

	Servicing Fee

263	Series 2001-2 Servicing Fee			$750,000.00	263
264	Class A Servicing Fee			$555,000.00	264
265	Class B Servicing Fee			$60,000.00	265
266	Class C Servicing Fee			$108,750.00	266
267	Class D Servicing Fee			$26,250.00	267

	Spread Account

268	Beginning balance of Spread Account			$ -	268
269	Required Spread Account Amount			0	269
270	Required Spread Account Percentage			0.00%	270
271	Deposits to the Spread Account pursuant to line 188			$ -	271
272	Withdrawals from the Spread Account			$ -	272
273	Ending balance of Spread Account			$ -	273

274	Excess Spread Percentage (including Shared Excess Finance Charge Collections)			14.55%	274
275	Average Excess Spread Percentage			13.56%	275

	Reserve Account

276	Required Reserve Account Amount ( if applicable)			$ -	276
277	Reserve Account reinvestment rate (if applicable)			$ -	277
278	Reserve Account reinvestment earnings			$ -	278
279	Reserve Account balance			$ -	279

280	Accumulation Period Length			12 months	280

	Excess Spread

281	Portfolio Yield for Monthly Period (excluding Shared Excess Finance Charge Collections from other Series)			18.07%	281
282	Base Rate for Monthly Period			3.52%	282
283	Portfolio Yield minus Base Rate for such Monthly Period (Portfolio Adjusted Yield)			14.55%	283
284	Three month average of Portfolio Yield minus Base Rate			13.56%	284

	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of
	September, 2003.

	, as Servicer

	By___________________________________________

	Name:
	Title: